UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-03735

The New Economy Fund

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street

Los Angeles, California 90071

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: November 30

Date of reporting period: November 30, 2014

Michael W. Stockton

The New Economy Fund

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

Copies to:

Kathryn A. Sanders

O’Melveny & Myers LLP

400 South Hope Street, 10th Floor

Los Angeles, California 90071

(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

What will the
future hold for the
new economy?

Special feature page 6

The New Economy Fund® Annual report for the year ended November 30, 2014

The New Economy Fund seeks long-term growth of capital by investing in securities of companies that can benefit from innovation, exploit new technologies or provide products and services that meet the demands of an evolving global economy. Current income is a secondary consideration.

This fund is one of more than 40 offered by one of the nation’s largest mutual fund families, American Funds, from Capital Group. For more than 80 years, Capital has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended December 31, 2014 (the most recent calendar quarter-end):

Class A shares	1 year	5 years	10 years

Reflecting 5.75% maximum sales charge	-1.41%	13.40%	8.54%

For other share class results, visit americanfunds.com and americanfundsretirement.com.

The total annual fund operating expense ratio is 0.79% for Class A shares as of the prospectus dated February 1, 2015 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

Investing outside the United States may be subject to risks, such as currency fluctuations, periods of illiquidity and price volatility. These risks may be heightened in connection with investments in developing countries. Global diversification can help reduce these risks. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Special feature

6	Innovation continues to create investment opportunities.

Contents

1	Letter to investors
4	The value of a long-term perspective
12	Summary investment portfolio
15	Financial statements
34	Board of trustees and other officers

Fellow investors:

Improvement in the U.S. economy and moderate strength in corporate profits helped U.S. equities post gains for the period. The New Economy Fund increased 9.25% for the 12 months ended November 30, 2014, trailing the 16.83% rise of the unmanaged Standard & Poor’s 500 Composite Index, a broad measure of the U.S. stock market. The fund also lagged the 15.12% return of the Global Service and Information Index, an unmanaged index that tracks companies in the services and information sectors around the world.

There was a strong divergence of results from our other two index measures. The Lipper Growth Funds Index, which measures a number of U.S. growth funds, advanced 13.82% while the Lipper International Funds Index, which measures funds invested in securities whose primary trading markets are outside the U.S., only rose 0.92%.

We use several different benchmarks to measure the fund’s results because no single one captures the objective of the fund.

As you will note in the table below, The New Economy Fund has surpassed all of these indexes over longer time frames, as indicated by its average annual total return of 9.79% for the 10-year period ended November 30, 2014.

As economies abroad struggle, the U.S. makes strides

The U.S. economy continues to recover, with unemployment dropping to 5.8% and gross domestic product climbing an annualized 5.0% for third-quarter 2014. Relatively strong corporate earnings helped to sustain the momentum. The Federal Reserve completed its monthly

Results at a glance

For periods ended November 30, 2014, with all distributions reinvested

	Cumulative total returns	Average annual total returns
	1 year	5 years	10 years	Lifetime (since 12/1/83)

The New Economy Fund (Class A shares)	9.25%	15.85%	9.79%	11.47%
Standard & Poor’s 500 Composite Index[1]	16.83	15.94	8.06	11.15
Global Service and Information Index[1,2,3]	15.12	13.72	6.93	N/A
Lipper Growth Funds Index	13.82	15.41	7.42	9.39
Lipper International Funds Index[3]	0.92	6.81	6.09	N/A

[1]	The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.
[2]	The index is compiled by Capital Research and Management Company, the investment adviser to the fund.
[3]	This index was not in existence as of the date the fund began investment operations; therefore, lifetime results are not available.

The New Economy Fund	1

bond purchases in October, but indicated that it’s going to keep interest rates low for some time.

With little growth and strikingly low inflation, Europe’s economy struggled to improve. The European Central Bank has indicated that it is prepared to step up its bond purchases and maintain low interest rates in an effort to bring inflation to its target of roughly 2%. Europe’s bumpy recovery is complicated by the divergence in the EU’s member countries — some are clearly in recovery mode, while others are still struggling.

As China’s economy continues to slow, it has an impact on both the regional and the global demand and supply for many goods and services. Most commodities continue to be weak as China’s demand moderates and some capacity is shut down. Real estate values are declining, and the central government appears to be working hard cleaning up the country’s debt and lending markets.

While Japan has been successful at reducing the value of the yen relative to the dollar, its economy is still stalled, the April sales tax increase has stunted growth, and inflation remains below the Bank of Japan’s target of 2%. At the end of October, the government enacted more economic stimulus measures.

Other emerging markets have had divergent trends. Russia has been hurt not only by economic sanctions following its invasion of Ukraine, but also by a drop in oil prices, which resulted in the decline of the ruble. Brazil has struggled to emerge from recession. India has improved as hopes remain high for reforms initiated by the new government and signs of economic improvement. It’s interesting to note that quite a few countries are moving at their own pace, rather than falling in step with the U.S.

The fund’s results

For the fiscal year ended November 30, 2014, eight of the fund’s top 10 holdings advanced. Within this group, biotechnology firms were among the biggest contributors. Alexion Pharmaceuticals climbed 56.55%, while Amgen increased 44.91%. Gilead Sciences also posted double-digit gains, increasing 34.10%. The fund’s third-largest holding, life sciences company Thermo Fisher Scientific, was up 28.20%.

Among other top 10 holdings, Chinese Web services company Baidu gained 47.15%. While it finished in positive territory, Google trailed the broader market with an increase of 3.54%. Netflix disappointed, falling 5.25%. Hong Kong-based gaming company Galaxy Entertainment also declined 12.79%.

Results for the period were hampered by several of the fund’s financials and consumer discretionary holdings. Many of our international company holdings were hurt by large currency movements, particularly the strength of the U.S. dollar.

Where the fund’s assets are invested

As of November 30, 2014	Percent of net assets
United States	60.2%
Asia & Pacific Basin	15.8
Europe	13.7
Other (including Latin America)	2.0
Short-term securities & other assets less liabilities	8.3

As of November 30, 2013	Percent of net assets
United States	56.3%
Asia & Pacific Basin	19.1
Europe	14.8
Other (including Latin America)	0.6
Short-term securities & other assets less liabilities	9.2

2	The New Economy Fund

Looking ahead

While unsettling, the U.S. stock market’s brief correction in mid-October served to moderate a number of over-valued securities. Many stocks are at or near all-time highs. Given the pace of the U.S. market recovery, it seems reasonable that the next year will moderate to some extent.

Outside of the U.S., we see a number of very strong companies selling at valuations that are lower than those of their U.S. counterparts, but of course we must also take into account currency risk and the economic situation in those specific countries as well. This may represent opportunities to invest in companies at attractive valuations on a long-term basis.

As we have done since the fund’s inception, we will continue to look for investment opportunities among industries and companies that stand to benefit from technological advancements, as well as those positioned to serve the demands of an ever-changing world. For more about finding investment opportunities generated by innovation, please see the feature article beginning on page 6.

We thank you for your commitment to The New Economy Fund.

Cordially,

Timothy D. Armour
Vice Chairman of the Board

Claudia P. Huntington
President

January 14, 2015

For current information about the fund, visit americanfunds.com.

The New Economy Fund	3

The value of a long-term perspective

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.1 Thus, the net amount invested was $9,425.2 Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

The results shown are before taxes on fund distributions and sale of fund shares.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The maximum initial sales charge was 8.50% prior to July 1, 1988.
[3]	All results are calculated with dividends and capital gains reinvested.
[4]	Standard & Poor’s 500 Composite Index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.
[5]	Results of the Lipper Growth Funds Index do not reflect any sales charges. This index tracks 30 growth funds, as defined by each fund’s related prospectus.
[6]	Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

4	The New Economy Fund

Here’s how a $10,000 investment in The New Economy Fund’s Class A shares grew between December 1, 1983 — when the fund began operations — and November 30, 2014, the end of its latest fiscal year. As you can see, the $10,000 would have increased to $272,840 after deducting the maximum 5.75% sales charge and reinvesting all distributions, an average annual increase of 11.26%. The fund’s year-by-year results appear under the chart.

The New Economy Fund	5

Innovation continues to create investment opportunities.

“The only thing that is constant is change,” is a quote credited to Greek philosopher Heraclitus. Change, however, can have its challenges. To the investment professionals of The New Economy Fund (NEF), change can mean opportunities.

6	The New Economy Fund

Since NEF began in 1983, its portfolio managers have sought out companies that benefit from how economies evolve. This has included a focus on the service and information sectors of the global economies, on technology, and on innovation. “The New Economy Fund is adaptive,” says portfolio manager Claudia Huntington, who has been with the fund since 1996. “The focus has stayed the same since the fund began, but as industries and companies have shifted as various economies and markets have grown, so has NEF. We have adapted to find investments that take advantage of this.”

Technology has spread to the degree that it’s impacting almost every single industry and business. Who could have imagined 20 years ago just how profoundly health care would be affected by technological changes? “Technology, in combination with genomics and biologics, has helped identify what triggers or contributes to the development of diseases. It has accelerated data analysis that has been integral in the development of new, lifesaving drug treatments,” observes Tim Armour, a portfolio manager on the fund for over two decades.

“Some other significant industry shifts have been in content delivery — the ubiquity of information — whether it’s e-commerce, or social media or the ‘Internet of Things.’ It touches every industry, and the effect has been pervasive,” adds Claudia.

Technology is affecting businesses you might not expect

The broad tentacles of technology and innovation are affecting many industries — some of them obvious, like information technology (IT), and some of them more subtle, like food companies or retail.

Many of the affected industries were once thought to be protected from innovation and change. In the electric utility business, technology has enabled the advancement of natural gas discovery, which has lowered gas prices and increased competitive pressure. Developments in solar and wind energy could mean more competitive pressure that may wreak havoc on that established, long-standing industry.

Food companies are another example. They were regarded as stable, protected businesses because they have good, strong brands. “Not only have consumers’ health-conscious attitudes led them to consume different types of foods, but technology has led to a better understanding of the genetic composition of foods,” says Tim. “These trends are having a big impact on some iconic food and beverage brands that were previously viewed as unassailable because their growth had been very consistent. Now, some of those companies are under pressure and more vulnerable.”

Tim Armour

Portfolio Manager

31 years of investment experience

Mark Denning

Portfolio Manager

31 years of investment experience

Technology, in combination with genomics and biologics, has helped identify what triggers or contributes to the development of diseases. It has accelerated data analysis that has been integral in the development of new, lifesaving drug treatments.

—Tim Armour

Investment professionals’ years of experience are as of November 30, 2014.

The New Economy Fund	7

Claudia Huntington

Portfolio Manager

41 years of investment experience

Harold La

Portfolio Manager

16 years of investment experience

“Businesses in nearly every industry have been, are, or will be impacted by some of these changes in technology and the innovation that goes with them,” adds Claudia. “Almost no industry remains untouched. In some cases, there are modest changes companies need to make; in other cases, the foundation of how companies do business needs to change. This will cause — and has already caused — disruption, which can present us with some very interesting investment opportunities in companies that are positioning themselves to take advantage of it.”

Let’s look closely at three industries that are being heavily impacted by innovation.

E-commerce and data innovations are shaking the foundations of retail

Is there any form of retail that hasn’t been affected by the advent of e-commerce? Who will be the winners and losers?

“There are two broad categories to determine that,” says Jessica Spaly, an investment analyst who covers the retail industry for the fund. “One is whether a company owns its brand — Nike, Tiffany and Ralph Lauren are examples. The Internet is a higher profit channel for them because they are able to control pricing and capture the benefit of this lower cost means of distribution. On the other hand, for a big box retailer that doesn’t own any of the brands inside its store, the pricing in the marketplace is going to be dictated by others. In every category, there are a lot of e-commerce-only players. If your retail category is one for which the Internet is at least as good a way to fulfill the product, the threat is very real unless a company can move quickly to adapt.”

Technology is also providing opportunities for companies to better understand, segment and market to consumers. There was a time not too long ago when many retailers produced a colorful weekly insert in the Sunday newspaper as the primary way of speaking to their customers. Now, there are big data tools and software that help retailers understand their customers at a more individualized level that enables them to target messages much more directly. Companies that do that well can gain a competitive advantage.

“You see start-ups doing really fascinating things,” says Jessica. “Zulily is a small company that every morning produces thousands of different versions of its website for customers based on their shopping history and preferences. It provides a glimpse of the kind of big data analysis that will be possible and how nimble the customer experience could become. Most of the bigger companies have not yet refined personalization to that degree.”

The introduction of 3-D printing could “reshape” certain areas of retail almost entirely. In the future, it may be possible

Businesses in nearly every industry have been, are, or will be impacted by some of these changes in technology and the innovation that goes with them. Almost no industry remains untouched.

—Claudia Huntington

8	The New Economy Fund

for a Nike customer to go to a local retailer and have his or her feet measured, after which a 3-D printer would produce a pair of shoes from those measurements that would then be manufactured and shipped directly to the buyer. Shoes no longer would be made and sold by sizes. The customer could literally get the perfect fit.

Cars that drive themselves may be down the road

“This is an incredibly innovative time in the auto industry,” proclaims Kaitlyn Murphy, an investment analyst responsible for covering electric vehicles. “For one, major auto manufacturers such as Ford and General Motors are — cyclically speaking — in a healthy place. For a time they were forced to cut back on optional features and content in order to maintain some profitability. Now, however, we’re seeing that trend reverse.

“Also, new fuel efficiency and safety regulations are driving a great deal of change. Internal combustion engines, turbo chargers, start-stop, micro-hybrids and other transmission technologies are being transformed to comply with 2025 Corporate Average Fuel Economy (CAFE) standards in the U.S.,” continues Kaitlyn.

On the safety side, auto suppliers have recently developed vision algorithm technology that is able to detect lane departures, alert the driver and provide emergency braking. This means that a driver will be able to get on the highway and — to a certain extent — do nothing.

If your retail category is one for which the Internet is at least as good a way to fulfill the product, the threat is very real unless a company can move quickly to adapt.

—Jessica Spaly

The New Economy Fund	9

The car will drive itself until it exits the highway. While autonomous driving is still very much in the trial phase, by 2025 some vehicles may no longer require drivers, only passengers.

We’ve seen how Uber — the car service available through a mobile phone app — has upended traditional taxi services. Car sharing will potentially be another source of upheaval in the auto industry, and we are keeping our eye on those trends. “There are projections that suggest auto sales could be impacted by a million or two units over the next decade,” says Kaitlyn. “Instead of using my car for one hour a day for my work commute, and then having it in the garage for 23 hours, I could be leveraging car sharing or car services.”

Hydrocarbons now, with renewables burning market share

The primary source of increase in oil and gas production after decades of decline has been hydraulic fracturing (fracking) and deep-water drilling. While it has generated some controversy, fracking and deep-water drilling companies are significant users of technology. “Creating a well in the deep-water Gulf of Mexico requires drilling in 10,000 feet of water, a hole in the ground 30,000 feet deep — drilled under high pressure and high temperature — and all kinds of monitoring equipment,” says Darren Peers, an investment analyst who covers the oil and gas industry.

New fuel efficiency and safety regulations are driving a great deal of change, in spite of a steep adoption curve. Internal combustion engines, turbo chargers, start-stop, micro-hybrids and other transmission technologies are being transformed to comply with 2025 CAFE standards.

—Kaitlyn Murphy

10	The New Economy Fund

Does that mean our energy future will consist of just more fossil fuels or will alternative energy eventually supplant oil and gas? We’ve seen substantial innovation in wind and solar power in recent years. The Empire State Building now meets all of its energy needs through wind power, and new solar cell energy systems can convert a higher-than-ever percentage of sunlight into electricity.

“Fifteen years from now, the primary energy still will be hydrocarbons because they remain the cheapest way to fuel an economy,” says Darren. “Renewables will continue to take some market share, but it will be a long, slow transition.”

He continues, “Greater innovation in battery technology would also help spur renewables development because the wind and sun are intermittent sources of energy,” says Darren. “But if you could store that energy and then draw down a battery, that would be a game changer for renewables too. It would be a huge moneymaker for a company that can come up with a truly efficient battery.”

We’ve seen evolutionary trends before

Evolutionary trends in business aren’t new. When The New Economy Fund launched 31 years ago, state-of-the-art companies were benefiting from some of the same types of disruptions — and those activities continue to this day.

Minicomputers upended the computer mainframe market decades ago. The personal computer market then displaced minicomputers and, in turn, smartphones, tablets and the cloud have now affected the personal computer market. Cable TV was an innovator at the expense of commercial broadcast television, but is now being challenged by online streaming.

Each stage of innovation has caused great change for industries over the years. That change can be threatening, but it can also allow new opportunities to emerge. “We continue to keep our eye on what’s next in every industry,” says Tim. “And we expect to see more change as industries and businesses evolve. We strive to identify the companies that are best positioned to take advantage of those opportunities.” ■

Kaitlyn Murphy

Investment Analyst chemicals and automobile & components manufacturers

9 years of investment experience

Darren Peers

Investment Analyst oil and gas exploration and production

17 years of investment experience

Jessica Spaly

Investment Analyst U.S. retailing

16 years of investment experience

If you could store that energy and then draw down a battery, that would be a game changer for renewables. It would be a huge moneymaker for a company that can come up with a truly efficient battery.

—Darren Peers

The New Economy Fund	11

Summary investment portfolio November 30, 2014

Industry sector diversification	Percent of net assets

Health care 23.37%
Information technology 20.24%
Consumer discretionary 16.71%
Financials 10.88%
Industrials 8.27%
Other industries 12.05%
Convertible stocks 0.15%
Short-term securities & other assets less liabilities 8.33%

Country diversification by domicile	Percent of net assets
United States	60.19%
Euro zone*	6.78
United Kingdom	5.39
China	4.29
Hong Kong	3.98
Japan	2.16
Canada	1.25
South Korea	1.17
India	1.13
Other countries	5.33
Short-term securities & other assets less liabilities	8.33
*	Countries using the euro as a common currency; those represented in the fund’s portfolio are Belgium, France, Germany, Greece, Ireland, the Netherlands and Spain.

Common stocks 91.52%	Shares	Value (000)
Health care 23.37%
Alexion Pharmaceuticals, Inc.[1]	1,649,900	$321,565
Thermo Fisher Scientific Inc.	2,446,000	316,243
Gilead Sciences, Inc.[1]	2,761,693	277,053
Hologic, Inc.[1]	7,539,450	202,057
Amgen Inc.	1,183,840	195,701
Grifols, SA, Class A, non-registered shares	1,601,000	71,368
Grifols, SA, Class B (ADR)	1,379,126	51,359
Grifols, SA, Class B, non-registered shares	1,318,175	48,730
BioMarin Pharmaceutical Inc.[1]	1,752,550	157,239
Stryker Corp.	1,620,750	150,584
Puma Biotechnology Inc[1]	624,200	141,706
NuVasive, Inc.[1,2]	3,028,700	133,051
McKesson Corp.	600,000	126,456
Illumina, Inc.[1]	618,176	118,004
Myriad Genetics, Inc.[1]	3,034,663	101,752
UnitedHealth Group Inc.	921,300	90,868
Other securities		914,785
		3,418,521

Information technology 20.24%
Google Inc., Class A1	262,225	143,983
Google Inc., Class C1	262,225	142,081
Baidu, Inc., Class A (ADR)[1]	876,400	214,814
Samsung Electronics Co. Ltd.	147,101	170,873
Intuit Inc.	1,717,200	161,194
Accenture PLC, Class A	1,638,300	141,434
Texas Instruments Inc.	2,315,000	125,982
RF Micro Devices, Inc.[1]	7,515,000	109,794
AAC Technologies Holdings Inc.	17,712,000	104,264
Yahoo! Inc.[1]	1,676,500	86,742
Seagate Technology	1,309,397	86,564
Other securities		1,473,644
		2,961,369

Consumer discretionary 16.71%
Netflix, Inc.[1]	950,976	329,599
Galaxy Entertainment Group Ltd.	25,755,000	175,854
Amaya Gaming Group Inc.[1]	5,000,000	169,333
lululemon athletica inc.[1]	3,235,637	155,925
Daily Mail and General Trust PLC, Class A, nonvoting	10,236,701	134,806
Amazon.com, Inc.[1]	371,200	125,703

12	The New Economy Fund

		Value
	Shares	(000)
MGM China Holdings Ltd.	35,022,000	$105,903
ProSiebenSat.1 Media AG	2,071,000	88,518
Other securities		1,158,219
		2,443,860

Financials 10.88%
AIA Group Ltd.	30,042,200	173,554
Crown Castle International Corp.	1,389,400	115,445
Agricultural Bank of China, Class H	227,780,000	108,090
HDFC Bank Ltd. (ADR)	1,200,000	63,948
HDFC Bank Ltd.	2,434,000	37,543
SVB Financial Group[1]	882,800	92,826
Endurance Specialty Holdings Ltd.	1,526,000	90,003
Other securities		910,516
		1,591,925

Industrials 8.27%
Nielsen NV	3,613,100	150,919
CSX Corp.	3,881,322	141,629
Ryanair Holdings PLC (ADR)[1]	1,805,128	113,525
United Continental Holdings, Inc.[1]	1,690,996	103,540
Union Pacific Corp.	875,954	102,285
Sensata Technologies Holding NV1	1,992,300	98,758
Other securities		499,470
		1,210,126

Telecommunication services 2.94%
SoftBank Corp.	2,105,000	141,250
Other securities		288,919
		430,169

Consumer staples 2.08%
Costco Wholesale Corp.	698,000	99,200
Other securities		204,914
		304,114

Energy 1.41%
Cheniere Energy, Inc.[1]	1,402,378	92,543
Other securities		113,586
		206,129

Materials 0.90%
Other securities		131,812

Miscellaneous 4.72%
Other common stocks in initial period of acquisition		690,776

Total common stocks (cost: $9,197,920,000)		13,388,801

Convertible stocks 0.15%
Health care 0.15%
Other securities		22,686

Total convertible stocks (cost: $22,686,000)		22,686

The New Economy Fund	13

Short-term securities 8.35%	Principal amount (000)	Value (000)
Fannie Mae 0.05%–0.15% due 1/5/2015–10/5/2015	$215,900	$215,800
Federal Farm Credit Banks 0.10%–0.13% due 6/8/2015–8/27/2015	93,900	93,822
Federal Home Loan Bank 0.03%–0.11% due 12/3/2014–5/6/2015	208,000	207,982
Freddie Mac 0.05%–0.10% due 1/26/2015–7/23/2015	165,900	165,854
Google Inc. 0.09% due 2/25/2015[3]	20,000	19,996
Other securities		518,148

Total short-term securities (cost: $1,221,579,000)		1,221,602
Total investment securities 100.02% (cost: $10,442,185,000)		14,633,089
Other assets less liabilities (0.02%)		(3,284)

Net assets 100.00%		$14,629,805

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio, including a security valued under fair value procedures adopted by authority of the board of trustees. The total cost and value of this security was $22,686,000, which represented .16% of the net assets of the fund, and was acquired on 6/10/2014 through a private placement transaction exempt from registration under the Securities Act of 1933, which may subject it to legal or contractual restrictions on resale.

Investments in affiliates

A company is an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund’s affiliated-company holdings is either shown in the summary investment portfolio or included in the value of “Other securities” under the respective industry sectors. Further details on such holdings and related transactions during the year ended November 30, 2014, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Value of affiliates at 11/30/2014 (000)
NuVasive, Inc.[1]	2,896,186	211,000	78,486	3,028,700	$—	$133,051
Ultragenyx Pharmaceutical Inc.[1]	—	1,790,470	—	1,790,470	—	78,047
Mesoblast Ltd.[1]	14,210,000	6,000,000	—	20,210,000	—	70,540
Avanti Communications Group PLC[1]	6,933,372	—	—	6,933,372	—	34,700
Exelixis, Inc.[1,4]	11,930,900	692,000	12,622,900	—	—	—
					$—	$316,338

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.
[2]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[3]	Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $398,152,000, which represented 2.72% of the net assets of the fund.
[4]	Unaffiliated issuer at 11/30/2014.

Key to abbreviation

ADR = American Depositary Receipts

14	The New Economy Fund

Financial statements

Statement of assets and liabilities
at November 30, 2014	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $10,121,165)	$14,316,751
Affiliated issuers (cost: $321,020)	316,338	$14,633,089
Cash		371
Receivables for:
Sales of investments	15,858
Sales of fund’s shares	13,862
Dividends	9,025	38,745
		14,672,205
Liabilities:
Payables for:
Purchases of investments	15,626
Repurchases of fund’s shares	12,190
Investment advisory services	4,610
Services provided by related parties	6,543
Trustees’ deferred compensation	2,270
Other	1,161	42,400
Net assets at November 30, 2014		$14,629,805

Net assets consist of:
Capital paid in on shares of beneficial interest		$9,273,833
Undistributed net investment income		70,368
Undistributed net realized gain		1,095,851
Net unrealized appreciation		4,189,753
Net assets at November 30, 2014		$14,629,805

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (362,016 total shares outstanding)

	Net assets	Shares outstanding		Net asset value per share
Class A	$9,983,454	245,998		$40.58
Class B	38,496	1,007		38.23
Class C	475,012	12,587		37.74
Class F-1	412,066	10,150		40.60
Class F-2	662,451	16,306		40.63
Class 529-A	388,361	9,645		40.27
Class 529-B	6,193	162		38.27
Class 529-C	109,382	2,863		38.21
Class 529-E	20,832	524		39.78
Class 529-F-1	28,208	700		40.28
Class R-1	51,724	1,338		38.66
Class R-2	185,382	4,773		38.84
Class R-2E	10	—	*	40.60
Class R-3	327,822	8,229		39.84
Class R-4	368,034	9,135		40.29
Class R-5	151,701	3,718		40.80
Class R-6	1,420,677	34,881		40.73

*Amount less than one thousand.

See Notes to Financial Statements

The New Economy Fund	15

Statement of operations
for the year ended November 30, 2014	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $5,709)	$183,444
Interest	1,568	$185,012
Fees and expenses*:
Investment advisory services	53,737
Distribution services	33,799
Transfer agent services	17,066
Administrative services	3,038
Reports to shareholders	726
Registration statement and prospectus	491
Trustees’ compensation	627
Auditing and legal	196
Custodian	1,200
Other	565	111,445
Net investment income		73,567

Net realized gain and unrealized depreciation on investments and currency:
Net realized gain on:
Investments (net of non-U.S. taxes of $1,392; also includes $14,347 net loss from affiliates)	1,190,818
Currency transactions	681	1,191,499
Net unrealized depreciation on:
Investments (net of non-U.S. taxes of $873)	(70,044)
Currency translations	(312)	(70,356)
Net realized gain and unrealized depreciation on investments and currency		1,121,143

Net increase in net assets resulting from operations		$1,194,710

*Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

Statements of changes in net assets
	(dollars in thousands)

	Year ended November 30
	2014	2013
Operations:
Net investment income	$73,567	$46,521
Net realized gain on investments and currency transactions	1,191,499	829,210
Net unrealized (depreciation) appreciation on investments and currency translations	(70,356)	2,609,212
Net increase in net assets resulting from operations	1,194,710	3,484,943

Dividends and distributions paid to shareholders:
Dividends from net investment income	(44,133)	(46,579)
Distributions from net realized gain on investments	(759,678)	(236,050)
Total dividends and distributions paid to shareholders	(803,811)	(282,629)

Net capital share transactions	1,801,601	1,434,691

Total increase in net assets	2,192,500	4,637,005

Net assets:
Beginning of year	12,437,305	7,800,300
End of year (including undistributed net investment income: $70,368 and $40,560, respectively)	$14,629,805	$12,437,305

See Notes to Financial Statements

16	The New Economy Fund

Notes to financial statements

1. Organization

The New Economy Fund (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital by investing in securities of companies that can benefit from innovation, exploit new technologies or provide products and services that meet the demands of an evolving global economy. Current income is a secondary consideration. Effective July 1, 2014, the fund reorganized from a Massachusetts business trust to a Delaware statutory trust in accordance with a proposal approved by shareholders on November 24, 2009.

The fund has 17 share classes consisting of five retail share classes (Classes A, B and C, as well as two F share classes, F-1 and F-2), five 529 college savings plan share classes (Classes 529-A, 529-B, 529-C, 529-E and 529-F-1) and seven retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5 and R-6	None	None	None

*Class B and 529-B shares of the fund are not available for purchase.

On August 29, 2014, the fund made an additional retirement plan share class (Class R-2E) available for sale pursuant to an amendment to its registration statement filed with the U.S. Securities and Exchange Commission. Refer to the fund’s prospectus for more details.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

The New Economy Fund	17

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Dividends and distributions to shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related

18	The New Economy Fund

corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of November 30, 2014 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Health care	$3,418,521	$—	$—	$3,418,521
Information technology	2,961,369	—	—	2,961,369
Consumer discretionary	2,443,860	—	—	2,443,860
Financials	1,591,925	—	—	1,591,925
Industrials	1,210,126	—	—	1,210,126
Telecommunication services	430,169	—	—	430,169
Consumer staples	304,114	—	—	304,114
Energy	206,129	—	—	206,129
Materials	131,812	—	—	131,812
Miscellaneous	690,776	—	—	690,776
Convertible stocks	—	—	22,686	22,686
Short-term securities	—	1,221,602	—	1,221,602
Total	$13,388,801	$1,221,602	$22,686	$14,633,089

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange, interest rate and commodity price fluctuations. The fund may be subject to additional risks because it invests in a more limited group of sectors and industries than the broad market.

The New Economy Fund	19

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended November 30, 2014, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2010, by state tax authorities for tax years before 2009 and by tax authorities outside the U.S. for tax years before 2007.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

20	The New Economy Fund

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; unrealized appreciation of certain investments in securities outside the U.S.; deferred expenses; cost of investments sold; and non-U.S. taxes on capital gains. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended November 30, 2014, the fund reclassified $31,000 from undistributed net investment income to capital paid in on shares of beneficial interest, $405,000 from undistributed net realized gain to undistributed net investment income and $94,416,000 from undistributed net realized gain to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of November 30, 2014, the tax-basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows (dollars in thousands):

Undistributed ordinary income	$72,638
Undistributed long-term capital gains	1,095,850
Gross unrealized appreciation on investment securities	4,596,924
Gross unrealized depreciation on investment securities	(406,020)
Net unrealized appreciation on investment securities	4,190,904
Cost of investment securities	10,442,185

The tax character of distributions paid to shareholders was as follows (dollars in thousands):

	Year ended November 30, 2014			Year ended November 30, 2013
Share class	Ordinary income	Long-term capital gains	Total dividends and distributions paid	Ordinary income	Long-term capital gains	Total dividends and distributions paid
Class A	$60,202	$511,492	$571,694	$35,632	$178,162	$213,794
Class B	185	3,217	3,402	—	1,543	1,543
Class C	1,250	21,730	22,980	—	5,991	5,991
Class F-1	3,174	24,471	27,645	786	4,288	5,074
Class F-2	3,059	19,384	22,443	998	3,248	4,246
Class 529-A	2,089	18,884	20,973	1,139	6,060	7,199
Class 529-B	27	479	506	—	234	234
Class 529-C	328	5,704	6,032	—	1,911	1,911
Class 529-E	76	970	1,046	33	309	342
Class 529-F-1	178	1,297	1,475	101	391	492
Class R-1	114	1,989	2,103	—	701	701
Class R-2	590	10,258	10,848	—	3,844	3,844
Class R-2E*	—	—	—
Class R-3	1,329	15,863	17,192	491	5,174	5,665
Class R-4	1,733	14,457	16,190	1,047	4,799	5,846
Class R-5	2,167	13,661	15,828	1,192	3,825	5,017
Class R-6	8,954	54,500	63,454	5,160	15,570	20,730
Total	$85,455	$718,356	$803,811	$46,579	$236,050	$282,629

*Class R-2E shares were offered beginning August 29, 2014.

6. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

The New Economy Fund	21

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.580% on the first $500 million of daily net assets and decreasing to 0.345% on such assets in excess of $27 billion. For the year ended November 30, 2014, the investment advisory services fee was $53,737,000, which was equivalent to an annualized rate of 0.390% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of November 30, 2014, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, F, 529 and R shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. Under the agreement, Class A shares pay an annual fee of 0.01% and Class C, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the 529 college savings plan. During the period October 1, 2013, to March 31, 2014, the quarterly fee was based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.06% on such assets between $120 billion and $150 billion. Effective April 1, 2014, the quarterly fee was amended to provide for reduced annual rates of 0.07%, 0.06% and 0.05% over $30 billion, $50 billion and $70 billion, respectively, of the net assets invested in Class 529 shares of the American Funds. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

22	The New Economy Fund

For the year ended November 30, 2014, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services		Administrative services		529 plan services
Class A	$21,893	$13,099		$959		Not applicable
Class B	465	67		Not applicable		Not applicable
Class C	4,284	589		215		Not applicable
Class F-1	1,155	607		231		Not applicable
Class F-2	Not applicable	510		253		Not applicable
Class 529-A	726	405		182		$334
Class 529-B	71	9		4		6
Class 529-C	1,034	124		52		95
Class 529-E	96	13		10		18
Class 529-F-1	—	29		13		24
Class R-1	427	44		22		Not applicable
Class R-2	1,343	658		90		Not applicable
Class R-2E*	—	—	†	—	†	Not applicable
Class R-3	1,521	494		152		Not applicable
Class R-4	784	311		157		Not applicable
Class R-5	Not applicable	102		97		Not applicable
Class R-6	Not applicable	5		601		Not applicable
Total class-specific expenses	$33,799	$17,066		$3,038		$477

*	Class R-2E shares were offered beginning August 29, 2014.
†	Amount less than one thousand.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $627,000 in the fund’s statement of operations includes $415,000 in current fees (either paid in cash or deferred) and a net increase of $212,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

7. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales[1]			Reinvestments of dividends and distributions		Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares		Amount	Shares	Amount	Shares	Amount	Shares

Year ended November 30, 2014

Class A	$1,488,193	38,182		$559,594	14,699	$(1,249,388)	(32,066)	$798,399	20,815
Class B	4,235	115		3,381	93	(24,037)	(653)	(16,421)	(445)
Class C	182,875	5,021		22,776	638	(90,838)	(2,497)	114,813	3,162
Class F-1	251,102	6,449		27,487	721	(295,000)	(7,550)	(16,411)	(380)
Class F-2	490,472	12,528		21,174	556	(198,265)	(5,093)	313,381	7,991
Class 529-A	71,568	1,851		20,968	555	(39,830)	(1,025)	52,706	1,381
Class 529-B	781	21		507	14	(3,288)	(89)	(2,000)	(54)
Class 529-C	21,406	580		6,032	167	(14,015)	(379)	13,423	368
Class 529-E	4,147	109		1,046	28	(1,546)	(40)	3,647	97
Class 529-F-1	8,431	217		1,475	39	(4,592)	(117)	5,314	139
Class R-1	24,173	644		2,103	58	(8,935)	(239)	17,341	463
Class R-2	55,101	1,467		10,844	295	(57,346)	(1,529)	8,599	233
Class R-2E2	10	—	[3]	—	—	—	—	10	— [3]
Class R-3	146,246	3,797		17,185	458	(105,734)	(2,757)	57,697	1,498
Class R-4	193,203	5,002		16,184	428	(105,096)	(2,708)	104,291	2,722
Class R-5	75,422	1,932		15,795	414	(172,606)	(4,475)	(81,389)	(2,129)
Class R-6	502,405	12,927		63,334	1,663	(137,538)	(3,506)	428,201	11,084
Total net increase (decrease)	$3,519,770	90,842		$789,885	20,826	$(2,508,054)	(64,723)	$1,801,601	46,945

See page 24 for footnotes.

The New Economy Fund	23

	Sales[1]		Reinvestments of dividends and distributions		Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended November 30, 2013

Class A	$1,346,842	40,376	$208,058	7,397	$(911,557)	(27,868)	$643,343	19,905
Class B	7,162	225	1,531	57	(20,042)	(643)	(11,349)	(361)
Class C	128,010	4,007	5,896	222	(51,508)	(1,651)	82,398	2,578
Class F-1	247,530	7,245	4,991	177	(61,931)	(1,848)	190,590	5,574
Class F-2	198,082	5,745	3,851	137	(41,092)	(1,248)	160,841	4,634
Class 529-A	63,174	1,926	7,189	257	(26,566)	(814)	43,797	1,369
Class 529-B	747	24	234	9	(2,947)	(95)	(1,966)	(62)
Class 529-C	17,070	541	1,909	71	(9,543)	(305)	9,436	307
Class 529-E	3,101	96	342	12	(1,074)	(33)	2,369	75
Class 529-F-1	5,417	164	492	17	(1,932)	(59)	3,977	122
Class R-1	10,373	321	701	26	(9,112)	(291)	1,962	56
Class R-2	47,774	1,496	3,839	141	(48,917)	(1,546)	2,696	91
Class R-3	91,757	2,787	5,659	204	(70,623)	(2,184)	26,793	807
Class R-4	82,091	2,480	5,845	209	(50,222)	(1,525)	37,714	1,164
Class R-5	76,557	2,279	5,009	178	(37,629)	(1,129)	43,937	1,328
Class R-6	249,660	7,537	20,730	737	(72,237)	(2,178)	198,153	6,096
Total net increase (decrease)	$2,575,347	77,249	$276,276	9,851	$(1,416,932)	(43,417)	$1,434,691	43,683

[1]	Includes exchanges between share classes of the fund.
[2]	Class R-2E shares were offered beginning August 29, 2014.
[3]	Amount less than one thousand.

8. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $4,297,041,000 and $3,321,425,000, respectively, during the year ended November 30, 2014.

24	The New Economy Fund

Financial highlights

		Income (loss) from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)[2]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3,4]	Net assets, end of period (in millions)	Ratio of expenses to average net assets	Ratio of net income (loss) to average net assets[2]
Class A:
Year ended 11/30/2014	$39.61	$.22	$3.28	$3.50	$(.14)	$(2.39)	$(2.53)	$40.58	9.25%	$9,984	.79%	.56%
Year ended 11/30/2013	28.83	.17	11.67	11.84	(.18)	(.88)	(1.06)	39.61	42.52	8,920	.83	.50
Year ended 11/30/2012	24.14	.16	4.65	4.81	(.12)	—	(.12)	28.83	20.02	5,919	.87	.59
Year ended 11/30/2011	24.22	.11	(.02)	.09	(.17)	—	(.17)	24.14	.31	5,298	.85	.45
Year ended 11/30/2010	21.87	.18	2.28	2.46	(.11)	—	(.11)	24.22	11.34	5,760	.86	.78
Class B:
Year ended 11/30/2014	37.59	(.07)	3.10	3.03	—	(2.39)	(2.39)	38.23	8.43	39	1.55	(.18)
Year ended 11/30/2013	27.45	(.08)	11.10	11.02	—	(.88)	(.88)	37.59	41.39	55	1.60	(.24)
Year ended 11/30/2012	23.04	(.05)	4.46	4.41	—	—	—	27.45	19.09	50	1.63	(.19)
Year ended 11/30/2011	23.14	(.08)	(.02)	(.10)	—	—	—	23.04	(.39)	62	1.62	(.34)
Year ended 11/30/2010	20.95	— [5]	2.19	2.19	—	—	—	23.14	10.45	90	1.64	— [6]
Class C:
Year ended 11/30/2014	37.16	(.10)	3.07	2.97	—	(2.39)	(2.39)	37.74	8.37	475	1.60	(.26)
Year ended 11/30/2013	27.15	(.10)	10.99	10.89	—	(.88)	(.88)	37.16	41.37	350	1.63	(.32)
Year ended 11/30/2012	22.80	(.05)	4.40	4.35	—	—	—	27.15	19.08	186	1.67	(.22)
Year ended 11/30/2011	22.90	(.08)	(.02)	(.10)	—	—	—	22.80	(.47)	172	1.63	(.33)
Year ended 11/30/2010	20.75	— [5]	2.16	2.16	(.01)	—	(.01)	22.90	10.45	188	1.64	.01
Class F-1:
Year ended 11/30/2014	39.67	.21	3.27	3.48	(.16)	(2.39)	(2.55)	40.60	9.20	412	.84	.54
Year ended 11/30/2013	28.87	.14	11.70	11.84	(.16)	(.88)	(1.04)	39.67	42.46	418	.86	.43
Year ended 11/30/2012	24.16	.16	4.66	4.82	(.11)	—	(.11)	28.87	20.03	143	.86	.61
Year ended 11/30/2011	24.23	.11	(.01)	.10	(.17)	—	(.17)	24.16	.33	143	.85	.44
Year ended 11/30/2010	21.90	.18	2.28	2.46	(.13)	—	(.13)	24.23	11.32	167	.86	.77
Class F-2:
Year ended 11/30/2014	39.65	.29	3.31	3.60	(.23)	(2.39)	(2.62)	40.63	9.52	662	.57	.73
Year ended 11/30/2013	28.88	.24	11.68	11.92	(.27)	(.88)	(1.15)	39.65	42.88	330	.57	.70
Year ended 11/30/2012	24.19	.23	4.65	4.88	(.19)	—	(.19)	28.88	20.35	106	.59	.87
Year ended 11/30/2011	24.27	.18	(.02)	.16	(.24)	—	(.24)	24.19	.58	72	.59	.72
Year ended 11/30/2010	21.93	.24	2.29	2.53	(.19)	—	(.19)	24.27	11.63	63	.59	1.06
Class 529-A:
Year ended 11/30/2014	39.33	.18	3.27	3.45	(.12)	(2.39)	(2.51)	40.27	9.19	388	.87	.47
Year ended 11/30/2013	28.65	.14	11.58	11.72	(.16)	(.88)	(1.04)	39.33	42.38	325	.91	.42
Year ended 11/30/2012	24.00	.14	4.63	4.77	(.12)	—	(.12)	28.65	19.92	197	.93	.53
Year ended 11/30/2011	24.10	.10	(.02)	.08	(.18)	—	(.18)	24.00	.32	156	.90	.40
Year ended 11/30/2010	21.77	.17	2.27	2.44	(.11)	—	(.11)	24.10	11.27	135	.91	.75
Class 529-B:
Year ended 11/30/2014	37.68	(.11)	3.09	2.98	—	(2.39)	(2.39)	38.27	8.27	6	1.67	(.30)
Year ended 11/30/2013	27.54	(.11)	11.13	11.02	—	(.88)	(.88)	37.68	41.26	8	1.72	(.36)
Year ended 11/30/2012	23.15	(.08)	4.47	4.39	—	—	—	27.54	18.96	8	1.75	(.31)
Year ended 11/30/2011	23.27	(.11)	(.01)	(.12)	—	—	—	23.15	(.52)	10	1.72	(.43)
Year ended 11/30/2010	21.09	(.02)	2.20	2.18	—	—	—	23.27	10.34	13	1.74	(.10)

The New Economy Fund	25

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)[2]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3,4]	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets[2]
Class 529-C:
Year ended 11/30/2014	$37.62	$(.12)	$3.10	$2.98	$—	$(2.39)	$(2.39)	$38.21	8.29%	$109		1.67%		(.33)%
Year ended 11/30/2013	27.49	(.12)	11.13	11.01	—	(.88)	(.88)	37.62	41.30	94		1.71		(.38)
Year ended 11/30/2012	23.11	(.07)	4.45	4.38	—	—	—	27.49	18.95	60		1.74		(.28)
Year ended 11/30/2011	23.24	(.10)	(.02)	(.12)	(.01)	—	(.01)	23.11	(.53)	49		1.71		(.41)
Year ended 11/30/2010	21.06	(.01)	2.19	2.18	—	—	—	23.24	10.35	44		1.72		(.07)
Class 529-E:
Year ended 11/30/2014	38.91	.08	3.23	3.31	(.05)	(2.39)	(2.44)	39.78	8.89	21		1.12		.21
Year ended 11/30/2013	28.35	.05	11.48	11.53	(.09)	(.88)	(.97)	38.91	42.04	17		1.16		.16
Year ended 11/30/2012	23.75	.07	4.57	4.64	(.04)	—	(.04)	28.35	19.59	10		1.20		.26
Year ended 11/30/2011	23.85	.03	(.01)	.02	(.12)	—	(.12)	23.75	.00	8		1.19		.11
Year ended 11/30/2010	21.57	.10	2.24	2.34	(.06)	—	(.06)	23.85	10.93	7		1.21		.44
Class 529-F-1:
Year ended 11/30/2014	39.33	.26	3.26	3.52	(.18)	(2.39)	(2.57)	40.28	9.39	28		.67		.68
Year ended 11/30/2013	28.65	.21	11.58	11.79	(.23)	(.88)	(1.11)	39.33	42.69	22		.71		.62
Year ended 11/30/2012	24.01	.19	4.62	4.81	(.17)	—	(.17)	28.65	20.17	13		.74		.73
Year ended 11/30/2011	24.09	.16	(.03)	.13	(.21)	—	(.21)	24.01	.47	10		.70		.62
Year ended 11/30/2010	21.77	.21	2.27	2.48	(.16)	—	(.16)	24.09	11.47	7		.71		.94
Class R-1:
Year ended 11/30/2014	37.99	(.09)	3.15	3.06	—	(2.39)	(2.39)	38.66	8.43	52		1.56		(.25)
Year ended 11/30/2013	27.72	(.08)	11.23	11.15	—	(.88)	(.88)	37.99	41.46	33		1.59		(.25)
Year ended 11/30/2012	23.27	(.04)	4.49	4.45	—	—	—	27.72	19.12	23		1.61		(.15)
Year ended 11/30/2011	23.39	(.08)	(.01)	(.09)	(.03)	—	(.03)	23.27	(.41)	23		1.61		(.32)
Year ended 11/30/2010	21.20	.01	2.21	2.22	(.03)	—	(.03)	23.39	10.46	22		1.62		.03
Class R-2:
Year ended 11/30/2014	38.16	(.08)	3.15	3.07	—	(2.39)	(2.39)	38.84	8.41	185		1.57		(.22)
Year ended 11/30/2013	27.84	(.07)	11.27	11.20	—	(.88)	(.88)	38.16	41.47	173		1.57		(.23)
Year ended 11/30/2012	23.37	(.05)	4.52	4.47	—	—	—	27.84	19.13	124		1.63		(.17)
Year ended 11/30/2011	23.47	(.08)	(.02)	(.10)	—	—	—	23.37	(.43)	112		1.63		(.33)
Year ended 11/30/2010	21.26	— [5]	2.21	2.21	—	—	—	23.47	10.40	118		1.67		(.01)
Class R-2E:
Period from 8/29/2014 to 11/30/2014[7,8]	40.22	.01	.37	.38	—	—	—	40.60	.94	—	[9]	.17	[4,10]	.03 [4,10]
Class R-3:
Year ended 11/30/2014	38.98	.08	3.23	3.31	(.06)	(2.39)	(2.45)	39.84	8.88	328		1.13		.21
Year ended 11/30/2013	28.38	.06	11.50	11.56	(.08)	(.88)	(.96)	38.98	42.09	262		1.15		.19
Year ended 11/30/2012	23.77	.07	4.58	4.65	(.04)	—	(.04)	28.38	19.62	168		1.18		.28
Year ended 11/30/2011	23.87	.03	(.02)	.01	(.11)	—	(.11)	23.77	.04	150		1.17		.13
Year ended 11/30/2010	21.58	.11	2.25	2.36	(.07)	—	(.07)	23.87	10.98	150		1.18		.47

26	The New Economy Fund

		Income (loss) from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)[2]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3,4]	Net assets, end of period (in millions)	Ratio of expenses to average net assets	Ratio of net income (loss) to average net assets[2]
Class R-4:
Year ended 11/30/2014	$39.36	$.20	$3.26	$3.46	$(.14)	$(2.39)	$(2.53)	$40.29	9.22%	$368	.81%	.52%
Year ended 11/30/2013	28.67	.16	11.60	11.76	(.19)	(.88)	(1.07)	39.36	42.52	252	.83	.49
Year ended 11/30/2012	24.01	.16	4.63	4.79	(.13)	—	(.13)	28.67	20.06	150	.85	.61
Year ended 11/30/2011	24.11	.12	(.03)	.09	(.19)	—	(.19)	24.01	.35	132	.85	.45
Year ended 11/30/2010	21.79	.18	2.27	2.45	(.13)	—	(.13)	24.11	11.28	111	.86	.79
Class R-5:
Year ended 11/30/2014	39.80	.35	3.27	3.62	(.23)	(2.39)	(2.62)	40.80	9.54	152	.52	.88
Year ended 11/30/2013	28.98	.26	11.71	11.97	(.27)	(.88)	(1.15)	39.80	42.93	233	.53	.79
Year ended 11/30/2012	24.26	.25	4.67	4.92	(.20)	—	(.20)	28.98	20.45	131	.54	.92
Year ended 11/30/2011	24.34	.19	(.03)	.16	(.24)	—	(.24)	24.26	.64	111	.54	.76
Year ended 11/30/2010	21.97	.24	2.31	2.55	(.18)	—	(.18)	24.34	11.65	133	.56	1.08
Class R-6:
Year ended 11/30/2014	39.73	.34	3.29	3.63	(.24)	(2.39)	(2.63)	40.73	9.60	1,421	.46	.86
Year ended 11/30/2013	28.93	.28	11.69	11.97	(.29)	(.88)	(1.17)	39.73	43.02	945	.48	.84
Year ended 11/30/2012	24.23	.26	4.66	4.92	(.22)	—	(.22)	28.93	20.48	512	.49	.97
Year ended 11/30/2011	24.31	.21	(.03)	.18	(.26)	—	(.26)	24.23	.70	340	.49	.81
Year ended 11/30/2010	21.92	.27	2.28	2.55	(.16)	—	(.16)	24.31	11.68	270	.51	1.17

	Year ended November 30
	2014	2013	2012	2011	2010
Portfolio turnover rate for all share classes	27%	29%	37%	45%	47%

[1]	Based on average shares outstanding.
[2]	For the year ended November 30, 2014, this column reflects the impact of a corporate action event that resulted in a one-time increase to net investment income. If the corporate action event had not occurred, the Class A net investment income per share and ratio of net income to average net assets would have been lower by $.09 and .22 percentage points, respectively. The impact to the other share classes would have been similar.
[3]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[4]	Not annualized.
[5]	Amount less than $.01.
[6]	Amount less than .01%.
[7]	Based on operations for the period shown and, accordingly, is not representative of a full year.
[8]	Class R-2E shares were offered beginning August 29, 2014.
[9]	Amount less than $1 million.
[10]	Class R-2E assets consisted solely of seed capital invested by CRMC; therefore, certain fees were not accrued.

See Notes to Financial Statements

The New Economy Fund	27

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of The New Economy Fund

In our opinion, the accompanying statement of assets and liabilities, including the summary investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The New Economy Fund (the “Fund”) at November 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers, LLP

Los Angeles, California

January 14, 2015

28	The New Economy Fund

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (June 1, 2014, through November 30, 2014).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The New Economy Fund	29

	Beginning account value 6/1/2014	Ending account value 11/30/2014	Expenses paid during period*	Annualized expense ratio
Class A - actual return	$1,000.00	$1,034.67	$3.98	.78%
Class A - assumed 5% return	1,000.00	1,021.16	3.95	.78
Class B - actual return	1,000.00	1,030.72	7.89	1.55
Class B - assumed 5% return	1,000.00	1,017.30	7.84	1.55
Class C - actual return	1,000.00	1,030.57	8.14	1.60
Class C - assumed 5% return	1,000.00	1,017.05	8.09	1.60
Class F-1 - actual return	1,000.00	1,034.41	4.28	.84
Class F-1 - assumed 5% return	1,000.00	1,020.86	4.26	.84
Class F-2 - actual return	1,000.00	1,035.94	2.86	.56
Class F-2 - assumed 5% return	1,000.00	1,022.26	2.84	.56
Class 529-A - actual return	1,000.00	1,034.42	4.39	.86
Class 529-A - assumed 5% return	1,000.00	1,020.76	4.36	.86
Class 529-B - actual return	1,000.00	1,030.15	8.50	1.67
Class 529-B - assumed 5% return	1,000.00	1,016.70	8.44	1.67
Class 529-C - actual return	1,000.00	1,030.18	8.50	1.67
Class 529-C - assumed 5% return	1,000.00	1,016.70	8.44	1.67
Class 529-E - actual return	1,000.00	1,032.97	5.71	1.12
Class 529-E - assumed 5% return	1,000.00	1,019.45	5.67	1.12
Class 529-F-1 - actual return	1,000.00	1,035.48	3.37	.66
Class 529-F-1 - assumed 5% return	1,000.00	1,021.76	3.35	.66
Class R-1 - actual return	1,000.00	1,030.95	7.94	1.56
Class R-1 - assumed 5% return	1,000.00	1,017.25	7.89	1.56
Class R-2 - actual return	1,000.00	1,030.77	7.99	1.57
Class R-2 - assumed 5% return	1,000.00	1,017.20	7.94	1.57
Class R-2E - actual return†	1,000.00	1,009.44	1.72	.67
Class R-2E - assumed 5% return†	1,000.00	1,021.71	3.40	.67
Class R-3 - actual return	1,000.00	1,032.93	5.71	1.12
Class R-3 - assumed 5% return	1,000.00	1,019.45	5.67	1.12
Class R-4 - actual return	1,000.00	1,034.69	4.13	.81
Class R-4 - assumed 5% return	1,000.00	1,021.01	4.10	.81
Class R-5 - actual return	1,000.00	1,036.32	2.65	.52
Class R-5 - assumed 5% return	1,000.00	1,022.46	2.64	.52
Class R-6 - actual return	1,000.00	1,036.37	2.35	.46
Class R-6 - assumed 5% return	1,000.00	1,022.76	2.33	.46

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).
†	The period for the “annualized expense ratio” and “actual return” line is based on the number of days since the initial sale of the share class on August 29, 2014. The “assumed 5% return” line is based on 183 days.

30	The New Economy Fund

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended November 30, 2014:

Long-term capital gains	$718,356,000
Qualified dividend income	100%
Corporate dividends received deduction	$43,364,000
U.S. government income that may be exempt from state taxation	$155,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2015, to determine the calendar year amounts to be included on their 2014 tax returns. Shareholders should consult their tax advisors.

The New Economy Fund	31

Approval of Investment Advisory and Service Agreement

The New Economy Fund’s board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through October 31, 2015. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined that the fund’s advisory fee structure was fair and reasonable in relation to the services provided and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of CRMC and the Capital Group organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the fund under the agreement and other agreements, as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective of providing long-term growth of capital with current income a secondary consideration. They compared the fund’s investment results with those of other relevant funds (including funds that form the basis of the Lipper index for the category in which the fund is included), and data such as relevant market and fund indexes, over various periods through March 31, 2014. This report, including the letter to shareholders and related disclosures, contains certain information about the fund’s investment results. The board and the committee reviewed the fund’s investment results measured against various indexes, including the S&P 500 Index, the Global Service and Information Index, the Lipper Growth Funds Index and the Lipper International Funds Index. They noted that the investment results of the fund compared favorably to those of these indexes for the lifetime, 20-year, 10-year and five-year periods. The board and the committee concluded that the fund’s investment results have been satisfactory for renewal of the agreement and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses generally compared favorably to other similar funds included in the Lipper Growth Funds category. The board and the committee also considered the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the effective advisory fees charged to non-mutual fund clients by CRMC and its affiliates. They noted that, to the extent there were differences between the advisory fees paid by the fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational and regulatory differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

32	The New Economy Fund

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CRMC and its affiliates receive as a result of CRMC’s relationship with the fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed CRMC’s portfolio trading practices, noting that while CRMC received the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the fund, it did not obtain third-party research or other services in return for allocating brokerage to such broker-dealers. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability and compensation data to the reported results and data of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

The New Economy Fund	33

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Joseph C. Berenato, 1946	2000	Former Chairman and CEO, Ducommun Incorporated (aerospace components manufacturer)	6	Ducommun Incorporated
Robert J. Denison, 1941	2010	Chair, First Security Management (private investment)	6	None
Mary Anne Dolan, 1947	2008	Founder and President, MAD Ink (communications company)	10	None
R. Clark Hooper, 1946	2006	Private investor	74	The Swiss Helvetia Fund, Inc.
Koichi Itoh, 1940	2010	Chairman, Itoh Building Co., Ltd. (building management)	6	None
Merit E. Janow, 1958 Chairman of the Board (Independent and Non-Executive)	2010	Dean and Professor, Columbia University, School of International and Public Affairs	71	MasterCard Incorporated; The NASDAQ Stock Market LLC; Trimble Navigation Limited
Leonade D. Jones, 1947	1995	Retired; former Treasurer, The Washington Post Company (retired 1996)	10	None
Stefanie Powers, 1942	2010	Actor, producer, author, entrepreneur; Co-founder and President of The William Holden Wildlife Foundation; conservation consultant to Land Rover and Jaguar North America; founder of The Jaguar Conservation Trust	3	None
Christopher E. Stone, 1956	2007	President, Open Society Foundations; former Professor of the Practice of Criminal Justice, John F. Kennedy School of Government, Harvard University	6	None
Steadman Upham, PhD, 1949	2010	President and University Professor, The University of Tulsa	71	None

Interested trustees4,5

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Timothy D. Armour, 1960 Vice Chairman of the Board	1991	Chairman of the Board, Capital Research and Management Company; Partner — Capital Research Global Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[6]	2	None
Claudia P. Huntington, 1952 President	1996	Partner — Capital Research Global Investors, Capital Research and Management Company; Director, Capital Research and Management Company	2	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

34	The New Economy Fund

Other officers5

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Donald H. Rolfe, 1972 Executive Vice President	2010	Chief Compliance Officer, Capital Research Company;[6] Chief Compliance Officer, Capital Research and Management Company; Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company
Mark E. Denning, 1957 Senior Vice President	2006	Partner — Capital Research Global Investors, Capital Research Company;[6] Partner — Capital Research Global Investors, Capital International, Inc.[6]; Director, Capital Research and Management Company
Harold H. La, 1970	2006	Partner — Capital Research Global Investors, Capital International, Inc.[6]
Senior Vice President
Lawrence R. Solomon, 1962 Vice President	2010	Partner — Capital Research Global Investors, Capital Research and Management Company; Chairman of the Board and President, Capital Management Services, Inc.[6]
Michael W. Stockton, 1967	2013	Vice President — Fund Business Management Group, Capital Research and Management Company
Secretary
Neal F. Wellons, 1971	2008	Vice President — Investment Operations, Capital Research and Management Company
Treasurer
Jennifer L. Butler, 1966	2013	Assistant Vice President — Fund Business Management Group, Capital Research and Management Company
Assistant Secretary
Dori Laskin, 1951	2010	Vice President — Investment Operations, Capital Research and Management Company
Assistant Treasurer
Jeffrey P. Regal, 1971	2010	Vice President — Investment Operations, Capital Research and Management Company
Assistant Treasurer

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[5]	All of the directors/trustees and/or officers listed, with the exception of Harold H. La, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[6]	Company affiliated with Capital Research and Management Company.

The New Economy Fund	35

Offices of the fund and of the investment adviser

Capital Research and Management Company

333 South Hope Street

Los Angeles, CA 90071-1406

6455 Irvine Center Drive

Irvine, CA 92618-4518

Transfer agent for shareholder accounts

American Funds Service Company

(Write to the address near you.)

P.O. Box 6007

Indianapolis, IN 46206-6007

P.O. Box 2280

Norfolk, VA 23501-2280

Custodian of assets

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Counsel

O’Melveny & Myers LLP

400 South Hope Street

Los Angeles, CA 90071-2899

Independent registered public accounting firm

PricewaterhouseCoopers LLP

601 South Figueroa Street

Los Angeles, CA 90017-3874

Principal underwriter

American Funds Distributors, Inc.

333 South Hope Street

Los Angeles, CA 90071-1406

36	The New Economy Fund

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete November 30, 2014, portfolio of The New Economy Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

The New Economy Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at (800) SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of The New Economy Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 2015, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

The American Funds Advantage

Since 1931, American Funds, part of Capital Group, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record.

Aligned with investor success

We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 26 years of investment experience, including 21 years at our company, reflecting a career commitment to our long-term approach.1

The Capital SystemSM

Our investment process, The Capital System, combines individual accountability with teamwork. Each fund is divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

Superior long-term track record

Our equity funds have beaten their Lipper peer indexes in 90% of 10-year periods and 96% of 20-year periods. Our fixed-income funds have beaten their Lipper indexes in 56% of 10-year periods and 57% of 20-year periods.2 Our fund management fees have been among the lowest in the industry.3

[1]	Portfolio manager experience as of December 31, 2013.
[2]	Based on Class A share results for rolling periods through December 31, 2013. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except SMALLCAP World Fund, for which the Lipper average was used).
[3]	Based on management fees for the 20-year period ended December 31, 2013, versus comparable Lipper categories, excluding funds of funds.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-9225 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Leonade D. Jones, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2013	$101,000
2014	$122,000

b) Audit-Related Fees:
2013	None
2014	None

c) Tax Fees:
2013	$8,000
2014	$8,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
2013	None
2014	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2013	None
2014	None

c) Tax Fees:
2013	$32,000
2014	$44,000
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2013	$4,000
2014	None
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $44,000 for fiscal year 2013 and $52,000 for fiscal year 2014. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

The New Economy Fund®
Investment portfolio
November 30, 2014
Common stocks 91.52% Health care 23.37%	Shares	Value (000)
Alexion Pharmaceuticals, Inc.[1]	1,649,900	$321,565
Thermo Fisher Scientific Inc.	2,446,000	316,243
Gilead Sciences, Inc.[1]	2,761,693	277,053
Hologic, Inc.[1]	7,539,450	202,057
Amgen Inc.	1,183,840	195,701
Grifols, SA, Class A, non-registered shares	1,601,000	71,368
Grifols, SA, Class B	2,697,301	100,089
BioMarin Pharmaceutical Inc.[1]	1,752,550	157,239
Stryker Corp.	1,620,750	150,584
Puma Biotechnology Inc[1]	624,200	141,706
NuVasive, Inc.[1,2]	3,028,700	133,051
McKesson Corp.	600,000	126,456
Illumina, Inc.[1]	618,176	118,004
Myriad Genetics, Inc.[1]	3,034,663	101,752
UnitedHealth Group Inc.	921,300	90,868
Synageva BioPharma Corp.[1]	1,036,598	84,172
Ultragenyx Pharmaceutical Inc.[1,2]	1,790,470	78,047
St. Jude Medical, Inc.	1,087,700	73,920
PerkinElmer, Inc.	1,617,000	73,525
Mesoblast Ltd.[1,2]	20,210,000	70,540
Endo International PLC[1]	869,600	63,629
William Demant Holding A/S1	805,202	57,791
Insulet Corp.[1]	1,185,000	55,209
Bayer AG	360,000	54,179
Aetna Inc.	577,000	50,337
Envision Healthcare Holdings, Inc.[1]	1,117,800	39,525
GW Pharmaceuticals PLC (ADR)[1]	474,270	36,723
Boston Scientific Corp.[1]	2,551,292	32,835
Humana Inc.	227,533	31,393
QIAGEN NV1	1,290,814	30,862
Team Health Holdings, Inc.[1]	479,220	27,392
Edwards Lifesciences Corp.[1]	185,600	24,069
UCB SA	306,000	24,018
Orexigen Therapeutics, Inc.[1]	1,143,199	6,619
		3,418,521
Information technology 20.24%
Google Inc., Class A1	262,225	143,983
Google Inc., Class C1	262,225	142,081
Baidu, Inc., Class A (ADR)[1]	876,400	214,814
Samsung Electronics Co. Ltd.	147,101	170,873
Intuit Inc.	1,717,200	161,194
Accenture PLC, Class A	1,638,300	141,434
Texas Instruments Inc.	2,315,000	125,982
RF Micro Devices, Inc.[1]	7,515,000	109,794
AAC Technologies Holdings Inc.	17,712,000	104,264
Yahoo! Inc.[1]	1,676,500	86,742
The New Economy Fund — Page 1 of 6

Common stocks Information technology (continued)	Shares	Value (000)
Seagate Technology	1,309,397	$86,564
Adobe Systems Inc.[1]	1,075,000	79,206
TriQuint Semiconductor, Inc.[1]	3,161,510	77,046
MediaTek Inc.	4,860,000	73,024
Apple Inc.	596,700	70,966
Murata Manufacturing Co., Ltd.	620,000	67,005
Cray Inc.[1]	1,990,000	66,824
Oracle Corp.	1,528,500	64,824
Western Union Co.	3,435,000	63,822
Autodesk, Inc.[1]	1,000,000	62,000
Motorola Solutions, Inc.	890,425	58,519
Delta Electronics, Inc.	9,598,000	57,996
Freescale Semiconductor, Ltd.[1]	2,616,480	56,751
Gemalto NV	666,300	56,643
Avago Technologies Ltd.	606,000	56,600
Intel Corp.	1,500,000	55,875
Yandex NV, Class A1	2,000,000	49,840
Palo Alto Networks, Inc.[1]	396,000	48,708
FleetCor Technologies, Inc.[1]	302,000	45,871
Hexagon AB, Class B	1,426,838	45,358
Trimble Navigation Ltd.[1]	1,465,709	41,223
JDS Uniphase Corp.[1]	2,938,000	39,193
Taiyo Yuden Co., Ltd.	3,260,000	36,866
Topcon Corp.	1,391,000	30,933
Mail.Ru Group Ltd. (GDR)[1]	1,300,000	30,134
ASML Holding NV	272,340	28,780
Cognizant Technology Solutions Corp., Class A1	477,500	25,780
Youku Tudou Inc., Class A (ADR)[1]	1,360,000	25,160
EMC Corp.	750,000	22,763
Moneysupermarket.com Group PLC	4,860,000	17,247
VMware, Inc., Class A1	155,000	13,634
Pandora Media, Inc.[1]	257,000	5,053
		2,961,369
Consumer discretionary 16.71%
Netflix, Inc.[1]	950,976	329,599
Galaxy Entertainment Group Ltd.	25,755,000	175,854
Amaya Gaming Group Inc.[1]	5,000,000	169,333
lululemon athletica inc.[1]	3,235,637	155,925
Daily Mail and General Trust PLC, Class A, nonvoting	10,236,701	134,806
Amazon.com, Inc.[1]	371,200	125,703
MGM China Holdings Ltd.	35,022,000	105,903
ProSiebenSat.1 Media AG	2,071,000	88,518
Lands’ End, Inc.[1]	1,500,000	71,370
Lions Gate Entertainment Corp.	2,105,000	71,360
Time Warner Inc.	800,000	68,096
Kering SA	320,000	66,137
Melco Crown Entertainment Ltd. (ADR)	2,448,900	63,378
Thomas Cook Group PLC[1]	32,000,000	60,959
JCDecaux SA	1,834,759	60,385
Reed Elsevier PLC	3,430,000	59,707
Garmin Ltd.	1,000,000	57,300
Liberty Global PLC, Class A1	872,700	45,372
Liberty Global PLC, Class C1	205,400	10,253
William Hill PLC	10,100,000	52,918
The New Economy Fund — Page 2 of 6

Common stocks Consumer discretionary (continued)	Shares	Value (000)
Kingfisher PLC	10,436,100	$50,925
DIRECTV[1]	564,000	49,468
Home Depot, Inc.	482,300	47,941
Sands China Ltd.	7,780,000	46,600
Priceline Group Inc.[1]	38,400	44,551
ServiceMaster Global Holdings, Inc.[1]	1,685,300	44,256
Twenty-First Century Fox, Inc., Class A	1,200,000	44,160
John Wiley & Sons, Inc., Class A	700,000	41,804
AutoNation, Inc.[1]	519,000	30,849
NIKE, Inc., Class B	273,200	27,126
SJM Holdings Ltd.	8,340,000	16,562
Zhongsheng Group Holdings Ltd.	14,264,500	14,513
Comcast Corp., Class A	214,400	12,229
		2,443,860
Financials 10.88%
AIA Group Ltd.	30,042,200	173,554
Crown Castle International Corp.	1,389,400	115,445
Agricultural Bank of China, Class H	227,780,000	108,090
HDFC Bank Ltd. (ADR)	1,200,000	63,948
HDFC Bank Ltd.	2,434,000	37,543
SVB Financial Group[1]	882,800	92,826
Endurance Specialty Holdings Ltd.	1,526,000	90,003
Wells Fargo & Co.	1,362,300	74,218
American International Group, Inc.	1,300,000	71,240
Principal Financial Group, Inc.	1,200,000	63,924
Banco Santander, SA1	6,340,709	57,193
Chongqing Rural Commercial Bank Co., Ltd., Class H	97,595,000	55,248
Aberdeen Asset Management PLC	7,370,000	51,859
Altisource Residential Corp.	2,451,299	49,712
JPMorgan Chase & Co.	800,000	48,128
ICICI Bank Ltd.	1,650,000	46,648
Bankia, SA1	22,130,000	38,826
Eurobank Ergasias SA1	122,295,386	37,891
HSBC Holdings PLC (HKD denominated)	3,770,215	37,460
RSA Insurance Group PLC[1]	4,970,072	36,394
Fifth Third Bancorp	1,800,000	36,216
Piraeus Bank SA1	22,482,456	34,129
Industrial and Commercial Bank of China Ltd., Class H	48,736,000	33,057
Ocwen Financial Corp.[1]	1,280,526	29,375
Siam Commercial Bank PCL	4,300,000	25,733
Goldman Sachs Group, Inc.	120,000	22,609
China Construction Bank Corp., Class H	27,994,050	21,226
Global Logistic Properties Ltd.	6,870,000	13,811
State Street Corp.	178,600	13,704
Altisource Asset Management Corp.[1]	24,070	11,915
		1,591,925
Industrials 8.27%
Nielsen NV	3,613,100	150,919
CSX Corp.	3,881,322	141,629
Ryanair Holdings PLC (ADR)[1]	1,805,128	113,525
United Continental Holdings, Inc.[1]	1,690,996	103,540
Union Pacific Corp.	875,954	102,285
Sensata Technologies Holding NV1	1,992,300	98,758
The New Economy Fund — Page 3 of 6

Common stocks Industrials (continued)	Shares	Value (000)
Verisk Analytics, Inc., Class A1	1,226,000	$75,988
PT AKR Corporindo Tbk	173,899,680	66,260
Groupe Eurotunnel SA	4,016,000	51,945
JG Summit Holdings, Inc.	36,270,900	49,796
BAE Systems PLC	5,940,000	44,695
Babcock International Group PLC	2,076,923	36,933
Alliance Global Group, Inc.	66,610,000	36,787
Intertek Group PLC	1,000,000	36,519
AirAsia Bhd.	45,583,400	34,769
Towers Watson & Co., Class A	280,100	31,640
Advisory Board Co.[1]	354,600	15,106
Mills Estruturas e Serviços de Engenharia SA, ordinary nominative	3,600,000	14,738
KBR, Inc.	255,000	4,294
		1,210,126
Telecommunication services 2.94%
SoftBank Corp.	2,105,000	141,250
Verizon Communications Inc.	1,641,940	83,066
MTN Group Ltd.	3,000,000	59,070
T-Mobile US, Inc.[1]	1,545,000	45,099
Avanti Communications Group PLC[1,2]	6,933,372	34,700
Telephone and Data Systems, Inc.	1,331,100	34,023
CenturyLink, Inc.	676,778	27,592
United States Cellular Corp.[1]	139,500	5,369
		430,169
Consumer staples 2.08%
Costco Wholesale Corp.	698,000	99,200
Associated British Foods PLC	1,408,000	70,533
Walgreen Co.	900,000	61,749
Glanbia PLC	3,460,000	53,558
Sprouts Farmers Market, Inc.[1]	600,000	19,074
		304,114
Energy 1.41%
Cheniere Energy, Inc.[1]	1,402,378	92,543
Schlumberger Ltd.	725,000	62,314
FMC Technologies, Inc.[1]	1,015,400	48,506
C&J Energy Services, Inc.[1]	182,600	2,766
		206,129
Materials 0.90%
Monsanto Co.	604,500	72,486
Syngenta AG	180,000	59,326
		131,812
Miscellaneous 4.72%
Other common stocks in initial period of acquisition		690,776
Total common stocks (cost: $9,197,920,000)		13,388,801
The New Economy Fund — Page 4 of 6

Convertible stocks 0.15% Health care 0.15%	Shares	Value (000)
Stem CentRx, Inc., Series F-1, convertible preferred[3,4]	1,879,501	$22,686
Total convertible stocks (cost: $22,686,000)		22,686
Short-term securities 8.35%	Principal amount (000)
Abbott Laboratories 0.10% due 2/10/2015[5]	$20,000	19,997
Apple Inc. 0.11% due 1/5/2015[5]	15,000	14,998
Caterpillar Financial Services Corp. 0.12% due 2/19/2015	50,000	49,982
Chariot Funding, LLC 0.17% due 4/29/2015[5]	8,800	8,793
Chevron Corp. 0.10% due 12/2/2014–1/5/2015[5]	64,000	63,997
Citicorp 0.21% due 3/6/2015	45,000	44,977
Coca-Cola Co. 0.15%–0.17% due 12/1/2014–12/3/2014[5]	78,600	78,600
Fannie Mae 0.05%–0.15% due 1/5/2015–10/5/2015	215,900	215,800
Federal Farm Credit Banks 0.10%–0.13% due 6/8/2015–8/27/2015	93,900	93,822
Federal Home Loan Bank 0.03%–0.12% due 12/3/2014–5/6/2015	208,000	207,982
Freddie Mac 0.05%–0.11% due 1/26/2015–7/23/2015	165,900	165,854
General Electric Capital Corp. 0.15% due 1/29/2015	24,000	23,997
Google Inc. 0.09% due 2/25/2015[5]	20,000	19,996
Harvard University 0.11% due 1/15/2015	21,036	21,034
Honeywell International Inc. 0.10% due 12/9/2014[5]	30,000	29,999
IBM Corp. 0.10% due 12/5/2014[5]	46,605	46,605
Jupiter Securitization Co., LLC 0.21% due 5/26/2015[5]	25,000	24,969
Procter & Gamble Co. 0.12% due 12/9/2014–1/6/2015[5]	31,000	31,000
Wal-Mart Stores, Inc. 0.08% due 12/1/2014–12/2/2014[5]	59,200	59,200
Total short-term securities (cost: $1,221,579,000)		1,221,602
Total investment securities 100.02% (cost: $10,442,185,000)		14,633,089
Other assets less liabilities (0.02)%		(3,284)
Net assets 100.00%		$14,629,805
As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.
[1]	Security did not produce income during the last 12 months.
[2]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[3]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $22,686,000, which represented .16% of the net assets of the fund.
[4]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.
[5]	Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $398,152,000, which represented 2.72% of the net assets of the fund.

Private placement security	Acquisition date	Cost (000)	Value (000)	Percent of net assets
Stem CentRx, Inc., Series F-1, convertible preferred	6/10/2014	$22,686	$22,686.16%

Key to abbreviations
ADR = American Depositary Receipts
GDR = Global Depositary Receipts
HKD = Hong Kong dollars
The New Economy Fund — Page 5 of 6

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.
MFGEFPX-014-0115O-S42210	The New Economy Fund — Page 6 of 6

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of The New Economy Fund

In our opinion, the accompanying statement of assets and liabilities, including the summary investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights (included in Item 1 of this Form N-CSR) and the investment portfolio (included in Item 6 of this Form N-CSR) present fairly, in all material respects, the financial position of The New Economy Fund (the “Fund”) at November 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements, financial highlights, and investment portfolio (hereafter referred to as "financial statements") are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2014 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Los Angeles, California

January 14, 2015

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)

There were no changes in our internal control over financial reporting during the quarter ended November 30, 2014, which were identified in connection with management's evaluation required by paragraph (d) of Rule 13a-15 and 15d-15 under the Exchange Act, that have materially affected, or are reasonably likely to materially affect, our internal control over financial reporting, other than as provided below.

Effective November 10, 2014, the The New Economy Fund’s investment adviser implemented a new accounting system. In connection with introducing this new system, additional automated and manual controls were implemented and some existing controls were modified. None of these changes were in response to any identified deficiency or weakness in the The New Economy Fund’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE NEW ECONOMY FUND

By /s/ Donald H. Rolfe
Donald H. Rolfe, Executive Vice President and Principal Executive Officer

Date: January 30, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Donald H. Rolfe
Donald H. Rolfe, Executive Vice President and Principal Executive Officer

Date: January 30, 2015

By /s/ Neal F. Wellons
Neal F. Wellons, Treasurer and Principal Financial Officer

Date: January 30, 2015